UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

Northrim BanCorp, Inc.

(Exact name of registrant as specified in its charter)

Alaska

(State or other jurisdiction of incorporation)

0-33501	92-0175752

(Commission File Number)	(IRS Employer Identification No.)

3111 C Street
Anchorage, AK 99503

(Address of principal executive offices) (Zip Code)

(907) 562-0062

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT 99.1

FORM 8-K

NORTHRIM BANCORP, INC.
Anchorage, Alaska

October 15, 2003

Item 7. Financial Statements and Exhibits

(a)	Financial statements — not applicable

(b)	Pro forma financial information — not applicable

(c)	EXHIBIT	DESCRIPTION

	99.1	Press Release dated October 15, 2003

Item 12. Results of Operations and Financial Condition

On October 15, 2003, Northrim BanCorp, Inc. announced by press release its earnings for the third quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHRIM BANCORP, INC.

Date: October 15,2003	By:	/s/ R. Marc Langland

R. Marc Langland Chairman, President, & CEO

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